Exhibit 10.11

AMENDED AND RESTATED SECURITY AGREEMENT

THIS AMENDED AND RESTATED SECURITY AGREEMENT (this “Agreement”) is made as of August 29, 2013 by and among Xtera Communications, Inc., a Delaware corporation (the “Debtor”) and the investors set forth on Exhibit A attached to this Agreement (the “Secured Parties” and each of the Secured Parties individually, a “Secured Party”). Capitalized terms not specifically defined herein shall have the meanings ascribed to them in the Purchase Agreements, as applicable (as defined below) or the Notes (as defined below).

A. The Debtor and the Secured Parties have previously entered into that certain Note Purchase Agreement dated as of December 20, 2012 (the “Prior Purchase Agreement”) and have now entered into a Note Purchase Agreement of even date herewith (the “New Purchase Agreement” and together with the Prior Purchase Agreement, the “Purchase Agreements”), whereby, in each case, the Debtor agreed to sell to the Secured Parties, and the Secured Parties agreed to purchase from the Debtor, notes (the “Notes”) in the aggregate principal amount of up to $11,200,000 and $14,000,000, respectively.

B. The Debtor and certain Secured Parties have previously entered into that certain Security Agreement dated as of December 20, 2012 (the “Prior Security Agreement”) and now desire to amend and restate the Prior Security Agreement.

C. The Prior Security Agreement may be amended only with the written consent of the Debtor and the Requisite Holders (as defined in the Prior Security Agreement).

D. The execution of this Agreement is a condition to the obligations of the Secured Parties under the New Purchase Agreement, and the parties hereto are willing to execute this Agreement and to be bound by the provisions hereof.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENT

1. Creation of Security Interest. Debtor hereby grants to the Secured Parties a security interest in the Collateral described in Section 2 of this Agreement to secure performance and payment of all obligations and indebtedness of Debtor to the Secured Parties under the Purchase Agreements and the Notes, including, but not limited to, the obligations and indebtedness of Debtor to the Secured Parties described in Section 3 of this Agreement (collectively, the “Indebtedness”); provided, however, that such security interest shall be subordinated to all indebtedness and monetary obligations to (i) Horizon Funding Trust 2013-1 pursuant to those certain Subordination Agreements dated December 20, 2012 and August 29, 2013, as applicable, and (ii) Silicon Valley Bank pursuant to those certain Subordination Agreements dated December 20, 2012 and August 29, 2013, as applicable (collectively, the “Senior Indebtedness”). The security interest applicable to each Note shall be pari passu with respect to the other Notes, regardless of whether such Note was issued prior to other Notes.

2. Collateral. In order to secure the payment when due of any and all Indebtedness, Debtor hereby pledges, assigns, transfers, hypothecates and sets over to the Secured Parties and hereby grants to the Secured Parties a security interest in all of Debtors’ rights, title and interest in, to and under the following properties (collectively, the “Collateral”):

(a) all of Debtor’s inventory, both now owned and hereafter acquired, including, without limitation, all goods, merchandise, raw materials, goods in process, finished goods and other tangible personal property both now owned and hereafter acquired by Debtor and held for sale or lease or furnished or to be furnished under contracts of service or used or consumed in Debtor’s business, and all proceeds thereof, as well as all additions and accessions thereto and substitutions and replacements for any thereof;

(b) all of Debtor’s tangible personal property, both now owned and hereafter acquired, including, without limitation, all equipment, consumer goods, furniture, fixtures, machinery, operating equipment, assembly and production equipment, engineering and electrical equipment, and all proceeds of any thereof, as well as all additions and accessions thereto and substitutions and replacements for any thereof;

(c) all of Debtor’s intangible personal property, cash on hand and cash in and deposits with banks or other financial institutions, whether now owned or hereafter acquired, including, but not limited to, all accounts, chattel paper, documents, instruments and general intangibles, all contracts, shares of stock, bonds, notes, evidences of indebtedness and other securities, bills, notes and accounts receivable, interests in life insurance policies, trademarks, trade names, patents, patent rights, copyrights, claims, credits, chooses in action, licenses, permits, franchises and grants;

(d) all rents, income and issues arising from or in connection with, and all proceeds of, any of the foregoing;

(e) any and all transferable licenses, sublicenses and franchises, whether now owned or hereafter acquired, granted in any of the Debtor’s intangible personal property, including, without limitation, any present or future right of Debtor to receive royalties or other payments from those to whom licenses, sublicenses or franchises have been or will be granted; and

(f) all rights, title and interests, now owned or hereafter acquired, to all other property and assets, real, personal or mixed.

3. Payment Obligations of Debtor.

(a) Debtor shall pay to the Secured Parties any sum or sums due or which may become due pursuant to any promissory note or notes now or hereafter executed by Debtor to evidence the Indebtedness.

(b) Debtor shall account fully and faithfully to the Secured Parties for proceeds from disposition of the Collateral in any manner and, following an Event of Default (as defined below) hereunder, shall pay or turn over promptly in cash, negotiable instruments, drafts, assigned accounts or chattel paper all the proceeds from each sale to be applied to Debtor’s

Indebtedness to the Secured Parties, subject, if other than cash, to final payment or collection. Application of such proceeds to Indebtedness of Debtor shall be in the sole discretion of the Secured Parties, provided such application of proceeds is made by the Secured Parties in a reasonable manner.

(c) Following any Event of Default hereunder or under the Notes, Debtor shall pay to the Secured Parties, on demand, all expenses and expenditures (including, but not limited to, reasonable fees and expenses of Secured Parties’ legal counsel) incurred or paid by the Secured Parties in exercising or protecting their interests, rights and remedies under this Agreement.

(d) Subject to the rights of the holders of the Senior Indebtedness, Debtor shall pay immediately, without notice, the entire unpaid Indebtedness of Debtor to the Secured Parties under this Agreement, upon any Event of Default (as defined in the Notes).

4. Representations, Warranties and Agreements of Debtor.

(a) All information supplied and statements made by Debtor in any financial, credit or accounting statement or application for credit prior to, contemporaneously with or subsequent to the execution of this Agreement are and shall be true, correct, complete, valid and genuine in all material respects.

(b) Except for the security interests granted in connection with the Senior Indebtedness and in this Agreement, no financing statement covering the Collateral or its proceeds is on file in any public office and there is no lien, security interest or encumbrance in or on the Collateral.

(c) The location where Debtor maintains its chief executive offices is 500 W. Bethany Drive, Suite 100, Allen, Texas 75013.

(d) The Collateral shall remain in Debtor’s possession or control at all times at Debtor’s risk of loss and be kept at the address shown in Section 4(c) above, where the Secured Parties may inspect it at any time, except for its temporary removal in connection with its ordinary use or unless Debtor notifies the Secured Parties in writing and the Secured Parties consent in writing in advance of its removal to another location.

(e) Until an Event of Default, Debtor may use the Collateral in any lawful manner not inconsistent with this Agreement and may also sell the Collateral in the ordinary course of business. The Secured Parties’ security interest shall attach to all proceeds of sales and other dispositions of the Collateral.

(f) Debtor will promptly notify the Secured Parties in writing of any change in the location of its chief executive offices as set forth in Section 4(c) of this Agreement.

(g) Debtor shall pay prior to delinquency all material taxes, charges, liens and assessments against the Collateral except those Debtor is contesting in good faith and for which adequate accruals have been made.

(h) Debtor will have and maintain commercially reasonable insurance with respect to the Collateral.

5. Secured Parties’ Rights and Remedies.

(a) Rights Exclusive of Default. Subject to the rights of the holders of the Senior Indebtedness:

(i) This Agreement, the Secured Parties’ rights hereunder or the Indebtedness hereby secured may be assigned by the Secured Parties (or any subsequent assignee) from time to time, and in any such case the assignee shall be entitled to all of the rights, privileges and remedies granted in this Agreement to such Secured Parties; and in such event, Debtor will assert no claims or defenses, other than a defense that it has performed its obligations under the Notes, the Purchase Agreements and this Agreement, it may have against such Secured Parties against the assignee, except those granted in this Agreement.

(ii) The Secured Parties may enter Debtor’s premises upon 72 hours prior written notice, without interruption of Debtor’s business and without any breach of the peace to inspect the Collateral and Debtor’s books and records pertaining to the Collateral, and Debtor shall assist the Secured Parties in making any such inspection.

(iii) The Secured Parties may execute, sign, endorse, transfer or deliver in the name of Debtor, notes, checks, drafts or other instruments for the payment of money and receipts, certificates of origin, applications for certificates of title or any other documents, necessary to evidence, perfect or upon an Event of Default realize upon the security interest and obligations created by this Agreement.

(b) Rights in Event of Default. Subject to the rights of the holders of the Senior Indebtedness, upon the occurrence of an Event of Default (as defined in the Notes), and at any time thereafter, the Secured Parties may:

(i) Declare any obligations secured hereby immediately due and payable and shall have, in addition to all other rights and remedies granted to it in this Agreement, the Purchase Agreements or the Notes, all rights and remedies of a “Secured Party” under the Texas Uniform Commercial Code, and other applicable laws, including, without limitation, the right to sell, lease or otherwise dispose of any or all of the Collateral and the right to take possession of the Collateral, and for that purpose such Secured Party may enter any premises on which the Collateral or any part thereof may be situated and remove the same therefrom, so long as the same may be accomplished without a breach of the peace. Such Secured Party may require Debtor to assemble the Collateral and make it available to such Secured Party at a place to be designated by such Secured Party which is reasonably convenient to the parties. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, such Secured Party will send Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or other disposition thereof is to be made. The requirement of sending reasonable notice shall be met if such notice is given to Debtor at least ten days before the time of the sale or disposition. Expenses of retaking, holding, preparing for sale, selling or the like shall include such Secured Party’s reasonable fees and expenses (including, but not limited to, reasonable fees and expenses of legal counsel), and Debtor agrees to pay such expenses. Debtor shall remain liable for any deficiency hereunder or under the Notes;

(ii) Notify the account of debtors or obligors of any accounts, chattel paper, negotiable instruments or other evidences of Indebtedness remitted by Debtor to such Secured Parties as proceeds to pay such Secured Parties directly;

(iii) Demand, sue for, collect or make any compromise or settlement with reference to the Collateral as the Secured Parties, in their sole discretion, choose; and/or

(iv) Remedy any default, and may waive any default without waiving or being deemed to have waived any other prior or subsequent default.

6. Miscellaneous.

(a) Notices. All notices, requests, consents, and other communications under this Agreement shall be given in accordance with the notice provisions in the Purchase Agreements, as applicable.

(b) Construction. “Secured Parties” and “Debtor,” as used in this instrument, include the respective successors, representatives, receivers, trustees and assigns of those parties.

(c) Headings. The headings appearing in this instrument have been inserted for convenience of reference only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this instrument. Terms used in this Agreement that are defined in the Texas Uniform Commercial Code are used with the meanings as defined therein.

(d) Governing Law. The law governing this secured transaction shall be that of the State of Texas in force at the date of this instrument.

(e) Further Assurances. All property acquired by Debtor after the date hereof, which by the terms hereof is required or intended to be subjected to the lien of this Agreement, shall, immediately upon the acquisition thereof and without further mortgage, conveyance or assignment, become subject to the lien of this Agreement as fully as though now owned by Debtor and specifically described herein. Nevertheless, Debtor will do all such further acts and execute, acknowledge and deliver all such further conveyances, mortgages, financing statements and assurances as the Secured Parties shall reasonably require for accomplishing the purposes of this Agreement.

(f) Rights Cumulative; No Waiver. The rights and remedies of the Secured Parties hereunder are cumulative, and the exercise (or waiver) of any one or more of the remedies provided for herein shall not be construed as a waiver of any of the other rights and remedies of the Secured Parties. No delay on the part of the holder of this Agreement in the exercise of any power or right under this Agreement or under any other instrument executed pursuant hereto shall operate as a waiver thereof, nor shall a single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right.

(g) Successors and Assigns. Debtor may not assign this Agreement, whether by merger, operation of law, or otherwise, without the prior written consent of the Secured Parties holding two-thirds (2/3) of the aggregate principal amount of the Notes (the “Requisite Holders”). Any assignment made in accordance with this Section 6(g) shall be binding upon each Secured Party and the Debtor. Any assignee of Debtor or the Secured Parties shall agree in writing prior to the effectiveness of such assignment to be bound by the provisions hereof. All of the stipulations, promises and agreements in this Agreement made by or on behalf of Debtor shall bind the successors and permitted assigns of Debtor, whether so expressed or not, and inure to the benefit of the successors and permitted assigns of Debtor and such Secured Parties.

(h) Severability. In the event any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

(i) Amendment. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Debtor and the Requisite Holders. Any amendment or waiver effected in accordance with this Section 6(i) shall be binding upon each Secured Party and the Debtor; provided, however, that no amendment will be effective to increase a Secured Party’s financial obligation without such Secured Party’s consent.

(j) Secured Party Actions. Any actions by the Secured Parties hereunder shall be taken only upon the consent of the Requisite Holders.

(k) Counterpart Signatures. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(l) Amendment to Prior Notes. The Prior Notes (as defined in the New Purchase Agreement) shall hereby amended by deleting each Section 2 thereof and substituting the following in lieu thereof:

“REPAYMENTS, APPLICATION OF PAYMENTS. This Note may be prepaid only with the prior written consent of the Requisite Holders, in accordance with the terms of this Section 2. This Note, the other Bridge Notes and the Notes issued pursuant to that certain Note Purchase Agreement, dated as of August 29, 2013, by and among the Company and the Investors named therein (such Notes, the “August 2013 Notes”) shall rank pari passu as to the payment of principal and interest. The Holder agrees that any payments or prepayments to the holders of this Note, the other Bridge Notes and the August 2013 Notes, whether principal, interest or otherwise, shall be made pro rata among the holders of this Note, the holders of the other Bridge Notes and the holders of the August 2013 Notes based upon the aggregate unpaid principal amount of this Note, the other Bridge Notes and the August 2013 Notes. By accepting this Note, the Holder agrees that if any holder of this Note, of any other Bridge Note or of any August 2013 Note obtains any payments (whether voluntary, involuntary, by prepayment, set-off or otherwise) of the principal or interest on this Note, any other Bridge Note or any August 2013 Note in excess of such holder’s pro rata share of payments received by all holders of the Bridge Notes and August 2013 Notes, such holder shall purchase from the other holders of Bridge Notes and August 2013 Notes such portion of such notes held by them as is necessary to cause all such holders to share the excess payment ratably among each of them as provided in this Section 2.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned parties have executed this Security Agreement on and as of the Effective Date.

DEBTOR:

XTERA COMMUNICATIONS, INC.

By:	/s/ Jim Harlan
Name:	Jim Harlan
Title:	General Counsel

COUNTERPART SIGNATURE PAGE TO XTERA

SECURITY AGREEMENT

SECURED PARTIES:

If Individual:

/s/ James R. Adox

Name:	James Adox

Address:

Email

If Entity:

(Name of Entity)

By:

Name:

Title:

Address:

Email

COUNTERPART SIGNATURE PAGE TO XTERA

SECURITY AGREEMENT

SECURED PARTIES:

ARCH Venture Fund VI, L.P.

By: ARCH Venture Partners VI, L.P.
Its General Partner

By: ARCH Venture Partners VI, LLC
Its: General Partner

/s/ Clinton W. Bybee

Name:	Clinton W. Bybee

Title:	Managing Director

Address:

Email

COUNTERPART SIGNATURE PAGE TO XTERA

SECURITY AGREEMENT

SECURED PARTIES:

Jon W. Bayless, Jr.

/s/ Jon W. Bayless, Jr.

Address:

Email

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SECURITY AGREEMENT

SECURED PARTIES:

/s/ Jon W. Bayless
Jon W. Bayless

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SECURITY AGREEMENT

SECURED PARTIES:

Jeanne Ann Bayless

/s/ Jeanne Ann Bayless

Address:

Email

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SECURITY AGREEMENT

IN WITNESS WHEREOF, the undersigned parties have executed this Security Agreement on and as of the Effective Date.

SECURED PARTIES:

Estate of Donald Wayne Brooks

By:	/s/ Jon Hopper
Jon Hopper
Executor

Address:

Email:

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SECURITY AGREEMENT

SECURED PARTIES:

If Individual:

Name:

Address:

Email

If Entity:

Hayden H. Harris Living Trust 3-6-98
(Name of Entity)

By:	/s/ Hayden Harris

Name:	Hayden Harris

Title:

Address:

Email

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SECURITY AGREEMENT

SECURED PARTIES:

Jon Hopper

/s/ Jon Hopper

Address:

Email

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SECURITY AGREEMENT

SECURED PARTIES:

If Individual:

/s/ Russell A. Johnson

Name:	Russell A. Johnson

Address:

Email

If Entity:

(Name of Entity)

By:

Name:

Title:

Address:

Email

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SECURITY AGREEMENT

SECURED PARTIES:

New Enterprise Associates 9, L.P.,

By: NEA Partners 9, Limited Partnership
Its: General Partner

/s/ NEA Partners 9, Limited Partnership

Name:

Title:

Address:

Email

New Enterprise Associates 10, L.P.

By: NEA Partners 10, Limited Partnership
Its: General Partner

/s/ NEA Partners 10, Limited Partnership

Name:

Title:

Address:

Email

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SECURITY AGREEMENT

SECURED PARTIES:

If Individual:

Name:

Address:

Email

If Entity:

Northgate Partners, a Delaware Multiple Series LLC
(Name of Entity)

By:	/s/ Mark Harris

Name:	Mark Harris

Title:	Managing Member

Address:

Email

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SECURITY AGREEMENT

SECURED PARTIES:

Gary Otake

/s/ Gary Otake

Address:

Email

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SECURITY AGREEMENT

SECURED PARTIES:

SEVIN ROSEN FUND VII L.P.

By: SRB ASSOCIATES VII, L.P.
Its: General Partner

/s/ John V. Jaggers

Name:	John V. Jaggers

Title:	General Partner

Address:

Email

SEVIN ROSEN VII AFFILIATES FUND L.P.

By: SRB ASSOCIATES VII, L.P.
Its: General Partner

/s/ John V. Jaggers

Name:	John V. Jaggers

Title:	General Partner

Address:

Email

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SECURITY AGREEMENT

SECURED PARTIES:

Wellcome Trust Investments 2 Unlimited

/s/ Peter P. Gray

Name:	Peter Pereira Gray

Title:	Managing Director, Investments

Address:

Email

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SECURITY AGREEMENT

SECURED PARTIES:

SAINTS CAPITAL HANOVER, L.P.

By: Saints Capital VI, LLC
Its: General Partner

By:	/s/ Ghia Griarte

Name:	Ghia Griarte

Title:	Managing Member

Address:

Email

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SECURITY AGREEMENT

SECURED PARTIES:

If Individual:

Name:

Address:

Email

If Entity:

Pharus Select Venture Growth, LLC
(Name of Entity)

By:	/s/ Pharus Select Venture Growth, LLC

Name:

Title:

Address:

Email

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SECURITY AGREEMENT

SECURED PARTIES:

VantagePoint Venture Partners IV (Q), L.P.
VantagePoint Venture Partners IV, L.P.
VantagePoint Venture Partners IV Principals Fund, L.P.

By:	VantagePoint Venture Associates IV, L.L.C.

By:	/s/ Alan E. Salzman
Alan E. Salzman, Managing Member

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SECURITY AGREEMENT

EXHIBIT A

SCHEDULE OF INVESTORS

New Enterprise Associates 9, L.P. 1954 Greenspring Drive Suite 600 Timonium, MD 21093 Attn: General Counsel - U.S.	Rebecca Bayless, Trustee for W. Andrew Bayless Trust Two Galleria Tower, 13455 Noel Road, Suite 1670 Dallas, TX 75240

New Enterprise Associates 10, L.P. 1954 Greenspring Drive Suite 600 Timonium, MD 21093 Attn: General Counsel - U.S.	Hayden H. Harris Living Trust

Wellcome Trust Investments 2 Unlimited 215 Euston Road London NWI 2BE United Kingdom	Clifford H. Higgerson 361 Lytton Avenue, 2nd Floor Palo Alto, CA 94301

ARCH Venture Fund VI, L.P. 8725 West Higgins Road, Suite 290 Chicago, IL 60631	Russell Johnson

Clifford H. Higgerson 361 Lytton Avenue, 2nd Floor Palo Alto, CA 94301	Jon W. Bayless, Separate Property Two Galleria Tower, 13455 Noel Road, Suite 1670 Dallas, TX 75240

James R. Adox	Newbury Ventures Cayman III, LP 255 Shoreline Drive, Suite 250 Redwood Shores, CA 94065

Stuart Barnes	Newbury Ventures Executives III, LP 255 Shoreline Drive, Suite 250 Redwood Shores, CA 94065

Jeanne Ann Bayless Two Galleria Tower, 13455 Noel Road, Suite 1670 Dallas, TX 75240	Newbury Ventures III GmbH & Co. KG 255 Shoreline Drive, Suite 250 Redwood Shores, CA 94065

Jon W. Bayless, Jr Two Galleria Tower, 13455 Noel Road, Suite 1670 Dallas, TX 75240	Newbury Ventures III, LP 255 Shoreline Drive, Suite 250 Redwood Shores, CA 94065

Rebecca L.R. Bayless Two Galleria Tower, 13455 Noel Road, Suite 1670 Dallas, TX 75240

Rebecca Bayless, Trustee for Christian A.R. Bayless Trust Two Galleria Tower, 13455 Noel Road, Suite 1670 Dallas, TX 75240

Rell Family Partners Limited 3212 Baker Street San Francisco, CA 94123

Sevin Rosen VII Affiliates Fund L.P. Two Galleria Tower, 13455 Noel Road, Suite 1670 Dallas, TX 75240

Sevin Rosen Fund VII L.P. Two Galleria Tower, 13455 Noel Road, Suite 1670 Dallas, TX 75240

Thomas S. Porter Restated Trust dated 11-14-05

VantagePoint Venture Partners IV (Q), LP 1001 Bayhill Drive, Suite 300 San Bruno, CA 94066

VantagePoint Venture Partners IV Principals Fund, LP 1001 Bayhill Drive, Suite 300 San Bruno, CA 94066

VantagePoint Venture Partners IV, LP 1001 Bayhill Drive, Suite 300 San Bruno, CA 94066

Donald W. Brooks

Gary Otake

Northgate Partners, a Delaware Multiple Series LLC 649 San Ramon Valley Boulevard Danville, CA 94526

Saints Capital Hanover, L.P. 475 Sansome Street, Suite 1850 San Francisco, CA 94111

Jon Hopper 500 W. Bethany Drive, Suite 100 Allen, Texas 75013

Pharus Capital, LLC 601 Montgomery St., Suite 1150 San Francisco, CA 94111